        NUMBER                                                                                               SHARES
________MAC

                                         MILLSTREAM II ACQUISITION CORPORATION

                                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                        COMMON STOCK

                                                                                                    SEE REVERSE FOR
                                                                                                CERTAIN DEFINITIONS

         THIS CERTIFIES THAT                                                                                  CUSIP

         IS THE OWNER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

                                           MILLSTREAM II ACQUISITION CORPORATION

  transferable on the books of the Corporation in person or by duly authorized upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the
   Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

_________________________________________ [MILLSTREAM II ACQUISITION CORPORATION] _________________________________
CHAIRMAN                                             [CORPORATE SEAL 2004]        ASSISTANT SECRETARY
                                                          [DELAWARE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -     as tenants in common               UNIF GIFT MIN ACT - _____ Custodian ______
         TEN ENT -     as tenants by the entireties                           (Cust)          (Minor)
         JT TEN -      as joint tenants with right of survivorship           under Uniform Gifts to Minors
                       and not as tenants in common                          Act ______________
                                                                                    (State)

     Additional Abbreviations may also be used though not in the above list.

                      MILLSTREAM II ACQUISITION CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of
Incorporation and all amendments thereto and resolutions of the Board of
Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_____________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated_________________
                             ___________________________________________________
                             Notice:  The signature to this assignment must
                                      correspond with the name as written upon
                                      the face of the certificate in every
                                      particular, without alteration or
                                      enlargement or any change whatever.

Signature(s) Guaranteed:

____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event that the Company is unable to complete a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.